UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2024

CARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street Suite 500 Stamford, Connecticut		06901
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 406-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CARA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment of Amended and Restated Certificate of Incorporation to Effect Reverse Stock Split and Shares Reduction

On December 30, 2024, Cara Therapeutics, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to effect a one-for-twelve (1-for-12) reverse stock split (the “Reverse Stock Split”) of its outstanding common stock and a reduction in the total number of authorized shares of its common stock from 200,000,000 to 16,666,667 (the “Shares Reduction”). The Amendment will be effective at 5:00 p.m. Eastern Time on December 30, 2024. A series of alternate amendments to effect (i) a reverse stock split and (ii) a reduction in the total number of authorized shares of the Company’s common stock was approved by the Company’s stockholders at the Company’s 2024 Annual Meeting of Stockholders held on June 4, 2024, and the specific one-for-twelve (1-for-12) Reverse Stock Split and corresponding Shares Reduction was subsequently approved by the Company’s board of directors on December 19, 2024.

The Amendment provides that, at the effective time of the Amendment, every twelve (12) shares of the Company’s issued and outstanding common stock will automatically be combined into one (1) issued and outstanding share of common stock and the authorized shares of the Company’s common stock will reduce from 200,000,000 to 16,666,667, without any change in par value per share. The Reverse Stock Split will affect all shares of the Company’s common stock outstanding immediately prior to the effective time of the Amendment. As a result of the Reverse Stock Split, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all stock options issued by the Company and outstanding immediately prior to the effective time of the Amendment, which will result in a proportionate decrease in the number of shares of the Company’s common stock reserved for issuance upon exercise or vesting of such stock options and a proportionate increase in the exercise price of all such stock options. In addition, the number of shares reserved for issuance under the Company’s equity compensation plans immediately prior to the effective time of the Amendment will be reduced proportionately.

No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders of record who would otherwise be entitled to receive a fractional share will receive a cash payment in lieu thereof. The Reverse Stock Split will affect all stockholders proportionately and will not affect any stockholder’s percentage ownership of the Company’s common stock (except to the extent that the Reverse Stock Split results in any stockholder owning only a fractional share).

The Company’s common stock will begin trading on The Nasdaq Capital Market on a split-adjusted basis when the market opens on Tuesday, December 31, 2024. The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 140755 208.

The foregoing description is qualified in its entirety by the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed acquisition transaction between the Company and Tvardi Therapeutics, Inc. (“Tvardi”). In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that contains a proxy statement and prospectus. The Company may also file other documents with the SEC regarding the proposed transaction. THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TVARDI, THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders are and will be able to obtain free copies of the proxy statement, prospectus and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, stockholders are or will be able to obtain free copies of the proxy statement, prospectus and other documents filed by the Company with the SEC by contacting Investor Relations by email at investor@caratherapeutics.com. Stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

The Company and Tvardi, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the Company’s directors and executive officers, consisting of Helen M. Boudreau, Jeffrey L. Ives, Ph.D., Christopher Posner, Susan Shiff, Ph.D., Martin Vogelbaum, Lisa von Moltke, M.D., Ryan Maynard and Scott Terrillion, including a description of their interests in the Company, by security holdings or otherwise, can be found under the captions, “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation” and “Director Compensation” contained in the definitive proxy statement on Schedule 14A for the Company’s 2024 annual meeting of stockholders, filed with the SEC on April 22, 2024 (the “2024 Cara Proxy Statement”). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Cara Proxy Statement, such transactions have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitation, including the information about the directors and executive officers of Tvardi, and a description of their direct and indirect interests, by security holdings or otherwise, are also included in a registration statement filed on Form S-4 that contains a proxy statement (and prospectus and other relevant materials) filed with the SEC. Investors should read the registration statement, proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Cara Therapeutics, Inc., effective December 30, 2024.
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARA THERAPEUTICS, INC.

By:	/s/ RYAN MAYNARD
Ryan Maynard
Chief Financial Officer

Date: December 30, 2024